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                                                                   EXHIBIT 10.46

                                  $400,000,000

                                  SYBASE, INC.

                  1.75% CONVERTIBLE SUBORDINATED NOTES DUE 2025

                               PURCHASE AGREEMENT

                                                               February 15, 2005

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
c/o Lehman Brothers Inc.
155 Linfield Drive
Menlo Park, CA 94025

Ladies and Gentlemen:

      Sybase, Inc., a Delaware corporation (the "Company"), proposes, upon the terms and considerations set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $400,000,000 in aggregate principal amount of its 1.75% Convertible Subordinated Notes due 2025 (the "Firm Notes"). The Company also proposes to issue and sell to you, at your option (the "Option"), $60,000,000 in aggregate principal amount of its 1.75% Convertible Subordinated Notes due 2025 (the "Optional Notes"). The Firm Notes and the Optional Notes are hereinafter collectively referred to as the "Notes". The Notes will (i) have terms and provisions that are summarized in the Offering Memorandum (as defined below) and (ii) are to be issued pursuant to an Indenture (the "Indenture") to be entered into between the Company and U.S. Bank National Association, as trustee (the "Trustee"). Subject to certain conditions set forth in the Indenture, the Notes shall be convertible, at the option of the holders of the Notes, prior to maturity (unless previously redeemed or otherwise purchased by the Company) into cash or a combination of cash and shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). This is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.

      1. Preliminary Offering Memorandum and Offering Memorandum. In accordance with Section 3 hereof, the Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared a preliminary offering memorandum, dated February 14, 2005 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated February 15, 2005 (the "Offering Memorandum"), setting forth information regarding the Company and the Notes. The terms Preliminary Offering Memorandum and Offering Memorandum includes all documents and information incorporated therein by reference. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers.

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      Any reference to the Preliminary Offering Memorandum or the Offering
Memorandum shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K, as amended, and all subsequent documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be. Any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports." The Exchange Act Reports, when they were or are filed (or, if an amendment with respect to any such document was filed prior to the date hereof, when such amendment was filed) with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

      It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel reasonably deem necessary to comply with applicable law):

      "THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

      THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH SYBASE, INC. OR ANY AFFILIATE OF SYBASE, INC. WAS THE OWNER

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      OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO SYBASE,
      INC. OR ANY PARENT OR SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE
      SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN
      RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS
      GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO SYBASE, INC.'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

      You have agreed with the Company that you will make offers and sales (the "Exempt Resales") of the Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") in transactions meeting the requirements of Rule 144A under the Act. Those persons specified in the foregoing sentence are referred to herein as the ("Eligible Purchasers"). You will offer the Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

      Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement attached hereto as Exhibit A (the "Registration Rights Agreement") between the Company, and the Initial Purchasers to be dated February 22, 2005 (the "Closing Date"), for so long as such Notes constitute "Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, a registration statement under the Act (the "Shelf Registration Statement") relating to the resale of the Notes and the common stock initially issuable upon conversion of the Notes by holders thereof.

      This Agreement, the Indenture, the Registration Rights Agreement and the Notes are referred to herein collectively as the "Operative Documents."

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         2. Representations, Warranties and Agreements of the Company. The
Company represents, warrants and agrees as follows:

            (a) When the Notes are issued pursuant to the Indenture and delivered in accordance with this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under
Section 6 of the Exchange Act, or that are quoted in a United States automated inter-dealer quotation system.

            (b) The Company is not, or after giving effect to the offering and sale of the Notes and upon application of the proceeds as described under the caption "Use of Proceeds" in the Offering Memorandum will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (c) Assuming that your representations and warranties in Section 3(b) are true and you comply with the agreements set forth therein, the purchase and resale of the Notes by you in the manner contemplated by this Agreement (including pursuant to the initial Exempt Resales by you) is exempt from the registration requirements of the Act (except as may be required under the Act and the rules and regulations promulgated thereunder in connection with the registration of the Notes and the Common Stock pursuant to the Registration Rights Agreement). No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company or any of its representatives (other than you, as to whom the Company makes no representation) in connection with the offer and sale of the Notes.

            (d) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of Rule 144A(d)(4) under the Act.

            (e) The Preliminary Offering Memorandum and Offering Memorandum have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree prohibiting the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company is contemplated.

            (f) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either the Preliminary Offering Memorandum or the Offering Memorandum complied or will comply when so filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Offering Memorandum, the Offering Memorandum as of their respective dates and

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the Offering Memorandum as of the Closing Date, did not or will not at any time contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

            (g) The market-related and customer data and estimates in the Company's annual report for the year ended December 31, 2003 filed on Form 10-K are based on or derived from sources that the Company believes to be reasonable and accurate.

            (h) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except such failures to qualify or be in good standing that would not, either individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than iAnywhere Solutions, Inc. and Sybase Europe B.V.) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations (as defined herein).

            (i) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable (except for directors' qualifying shares and except as set forth in the Offering Memorandum) and, to the extent owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

            (j) The underlying securities issuable upon conversion of the Notes have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and non-assessable, and the issuance of the underlying securities will not be subject to any preemptive or similar rights.

            (k) The Company has all requisite corporate power and authority to enter into the Indenture. The Indenture has been duly and validly authorized by the Company, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles and subject to limitations on the availability of equitable relief, including specific performance (whether

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considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and no qualification of the Indenture under the Trust Indenture Act of 1939 (the "1939 Act") is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the initial Exempt Resales by you.

            (l) The Indenture will conform in all material respects to the description thereof in the Offering Memorandum.

            (m) The Company has all requisite corporate power and authority to issue and sell the Notes. The Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles and subject to limitations on the availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (n) The Notes will conform in all material respects to the description thereof in the Offering Memorandum.

            (o) The Company has all requisite corporate power and authority to enter into the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the legally valid and binding obligation of the Company in accordance with the terms thereof, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles and subject to limitations on the availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and, as to rights of indemnification and contribution, by federal or state securities laws or the principles of public policy underlying such laws.

            (p) The Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

            (q) The Company has all requisite corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

            (r) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement and this

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Agreement and the consummation of the transactions contemplated hereby and thereby (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not be material to the Company and its subsidiaries, taken as a whole, (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or (iii) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing, registration or qualification with any such court or governmental agency or body is required for the issue and sale of the Notes or the performance by the Company of its obligations under this Agreement, the Registration Rights Agreement or the Indenture, except for the filing of a registration statement by the Company with the Commission pursuant to the Act as required by the Registration Rights Agreement and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers or as may be expressly required by the terms of this Agreement, the Registration Rights Agreement or the Indenture following the Closing Date.

            (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

            (t) During the six-month period preceding the date of the Offering Memorandum, none of the Company or any other person acting on behalf of the Company has offered or sold to any person any Notes, or any securities of the same or a similar class as the Notes, other than Notes offered or sold to the Initial Purchasers hereunder. The Company will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act), of any Notes or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act.

            (u) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and,

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since such date, there has not been any material change in the stockholders'
equity (other than upon the exercise of outstanding stock options), long-term debt (except resulting from the issuance of the Notes) or other liabilities of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect") otherwise than as set forth or contemplated in the Offering Memorandum.

            (v) The financial statements (including the related notes and supporting schedules) included in the Offering Memorandum present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated filed (or, where an amendment with respect to any such document containing such financial statements and incorporated by reference into the Offering Memorandum was filed pursuant to the Exchange Act, at the dates and for the periods indicated as so amended), and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except to the extent that interim financial statements (i) are subject to normal year-end adjustments that will not be, individually or in the aggregate, material and adverse to the Company, or (ii) lack footnotes.

            (w) Ernst & Young LLP, who have certified certain financial statements of the Company, whose report appears in the Offering Memorandum and who have delivered the initial letter referred to in Section 7(g) hereof, are registered accountants as required by the Act and the rule and regulations promulgated thereunder (the "Rules and Regulations").

            (x) The Company and each of its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum and such as do not materially affect the value of the property of the Company and its subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any of its subsidiaries.

            (y) Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

            (z) The Company and each of its subsidiaries own or possess adequate rights to use (or in the case of patents, to exclude the use by others of) all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, except where the failure to own, possess or acquire such rights would not reasonably be expected

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to be material to the Company and its subsidiaries, taken as a whole and have no reason to believe that the conduct of their respective businesses will conflict, and have not received any notice of any claim of conflict, with, any such rights of others which would reasonably be expected be material to the Company and its subsidiaries, taken as a whole.

            (aa) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceedings are threatened in writing by governmental authorities or others.

            (bb) There are no contracts or other documents (other than any Operative Documents) that would be required to be filed as exhibits to a Company registration statement pursuant to Item 601(10) of Regulation S-K that have not been described in the Offering Memorandum or filed as an exhibit to a document incorporated by reference in the Offering Memorandum.

            (cc) No relationship, direct or indirect, that would be required to be described in a Company registration statement pursuant to Item 404 of Regulation S-K, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, that has not been described in the Offering Memorandum.

            (dd) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is imminent that could reasonably be expected to have a Material Adverse Effect.

            (ee) The Company is in compliance in all material respects with all presently applicable provisions of Section 407(d)(7) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), except in each case where such liability would not be material to the Company and its subsidiaries, taken as a whole; and each "pension plan" for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (ff) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof or has requested extensions thereof except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Preliminary Offering Memorandum and the Offering Memorandum, and has paid all taxes required to be paid by it and any other assessment, fine or

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penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Preliminary Offering Memorandum and the Offering Memorandum.

            (gg) Since the date as of which information is given in the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, the Company has not (i) issued or granted any securities (except pursuant to the exercise of outstanding stock options or ESPP Shares), (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

            (hh) The Company (i) makes and keeps accurate books and records in accordance with its financial and accounting policies in all material respects and (ii) maintains internal accounting controls designed to provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

            (ii) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a material default, in the due performance or observance of any term, covenant, condition or other obligation contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain or maintain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

            (jj) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment with corporate funds.

            (kk) Except for such matters as would not, individually or in the aggregate, either reasonably be expected to result in a Material Adverse Effect or require disclosure in the Offering Memorandum, the Company and any of its subsidiaries (1) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws (as defined below); (2) possess, and are in compliance with, any and all permits, licenses or

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registrations required under Environmental Law ("Environmental Permits"); (3)
will not require material expenditures to maintain such compliance with Environmental Law or their Environmental Permits or to remediate, clean up, abate or remove any Hazardous Substance (as defined below); and (4) are not subject to any pending or, to the knowledge of the Company or any of its subsidiaries, threatened claim or other legal proceeding under any Environmental Laws against the Company or its subsidiaries, and have not been named as a "potentially responsible party" under or pursuant to any Environmental Law. As used in this paragraph, "Environmental Laws" means any and all applicable federal, state, local, and foreign laws, ordinances, regulations and common law, or any administrative or judicial order, consent, decree or judgment thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those related to (i) emissions, discharges, releases or threatened releases of, or exposure to, Hazardous Substances, (ii) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, or (iii) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, "Hazardous Substances" means pollutants, contaminants or hazardous, dangerous, toxic, biohazardous or infectious substances, materials or wastes, or any other chemical substance regulated under Environmental Laws.

            (ll) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

            (mm) The statements set forth in the Offering Memorandum under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Notes and under the captions "Capitalization" and "Description of Capital Stock" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

            (nn) Prior to the date hereof, neither the Company nor any of its affiliates nor any person acting on its or their behalf (other than you, as to whom the Company makes no representation) has taken any action that is designed to or that has constituted or that might have been expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company in connection with the offering of the Notes.

            (oo) The minute books and records of the Company and its subsidiaries relating to proceedings of their respective shareholders, boards of directors, and committees of their respective boards of directors made available to Davis Polk & Wardwell, counsel for the Initial Purchasers, are their original minute books and records or are true, correct and complete copies thereof, with respect to all proceedings of said shareholders, boards of directors and committees since January 1, 2001 through the date hereof. In the event that definitive minutes have not been prepared with respect to any proceedings of such shareholders, boards of directors or committees, the Company has provided Davis Polk & Wardwell with originals or true, correct and complete copies of draft minutes or written agendas relating thereto, which drafts and agendas, if any, reflect all events that occurred in connection with such proceedings.

            (pp) All instruments, records, agreements and other documents requested in Davis Polk & Wardwell's document request letter have been provided or summarized to, or made available for inspection by Davis Polk & Wardwell.

            (qq) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

            (rr) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to provide reasonable assurance that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the date of the Company's most recent annual or quarterly report; and (iii) are effective in all material respects to perform the functions for which they were established.

            (ss) Based on the most recent evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

      (3) Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.(a) The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 98% of the principal amount thereof, the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Company shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

            (b) Each of the Initial Purchasers, severally and not jointly hereby represents and warrants to the Company that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Act; (iii) in connection with the initial Exempt Resales by you, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising). The Initial Purchasers have advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.

      The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c), 7(d) and 7(e) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.

      4. Delivery of the Notes and Payment Therefor. (a) Delivery of and payment for the Firm Notes shall be made at the office of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, CA 94304, at 10:00 A.M., New York City Time, on the Closing Date (such date and time of delivery and payment for the Firm Notes being called the "First Delivery Date"). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

      The Notes will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company ("DTC"), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds to an account designated by the Company, by causing DTC to credit the Notes to the respective accounts of the Initial Purchasers at DTC. The Notes will be evidenced by one or more global securities in definitive form (the "Global Notes") and will be registered in the name of Cede & Co. as nominee of DTC. A facsimile copy of the Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers for inspection not later than 3:00 P.M., New York City time, on the business day next preceding the Closing Date.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants the Option to each of the Initial Purchasers to purchase, severally and not jointly, at the purchase price equal to 98% of the principal amount thereof that portion of the aggregate principal amount of Optional Notes as to which such Option shall have been exercised (to be adjusted by the Initial Purchasers so as to eliminate fractional Notes) determined by multiplying such aggregate principal amount of Optional Notes by a fraction, the numerator of which is the maximum principal amount of Firm Notes which such Initial Purchaser is entitled to purchase as set forth opposite the name of such Initial Purchaser in Schedule I hereto and the denominator of which is the maximum principal amount of Firm Notes which all of the Initial Purchasers are entitled to purchase hereunder. The maximum aggregate principal amount of Optional Notes which all of the Initial Purchasers are entitled to purchase hereunder is $60,000,000. At any time on or before the thirtieth day after the date of this Agreement (but not more than once), the Option may be exercised by written notice being given to the Company by the Initial Purchasers. Such notice shall set forth the aggregate principal amount of Optional Notes as to which the Option is being exercised, the names in which the Optional Notes are to be registered, the denominations in which the Optional Notes are to be registered, the denominations in which the Optional Notes are to be issued and the date and time, as determined by the Initial Purchasers, when the Optional Notes are to be issued.

      The date of delivery of and payment for the Optional Notes, being hereafter referred to as an "Optional Delivery Date," which may be the First Delivery Date (the First Delivery Date and the Optional Delivery Date, if any, being sometimes referred to as a "Delivery Date"), shall be determined by the Initial Purchasers but shall not be earlier than two full business days or later than five full business days after written notice of the election to purchase the Optional Notes is given. Delivery of the Optional Notes shall be made to the Initial Purchasers for the respective account of the several Initial Purchasers against payment by the several Initial Purchasers through Lehman Brothers Inc. of the purchase price thereof to or upon the order of the Company by wire transfer or transfers in immediately available funds to an account designated by the Company.

      5. Agreements of the Company. The Company agrees with each of the Initial Purchasers as follows:

            (a) The Company will furnish to the Initial Purchasers, without charge, by the second business day after the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

            (b) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

            (c) The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

            (d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or in the opinion of counsel for the Initial Purchasers, should be set forth in the Offering Memorandum so that the Offering Memorandum does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

            (e) The Company will take such actions as reasonably requested by the Initial Purchasers and with their counsel in connection with the qualification of the Notes for offering and sale by the Initial Purchasers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and will file such consents to service of process or other documents reasonably necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

            (f) For a period of 90 days after the date of the Offering Memorandum (the "Lock-up Period"), the Company agrees not to sell or transfer any common stock or securities convertible into or exercisable or exchangeable for common stock of the Company or any of its subsidiaries and not to file with the Commission a registration statement under the Securities Act relating to any shares of common stock or securities convertible into or exercisable or exchangeable for common stock of the Company. The foregoing sentence shall not apply to (i) the issuance of the Notes to be sold to the Initial Purchasers pursuant to this purchase agreement or any shares of common stock to be delivered upon conversion of the Notes; (ii) the issuance of shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof; (iii) the issuance of shares of common stock issued pursuant to or the grant of options to purchase common stock granted pursuant to the Company's existing employee benefit plans including any contemplated amendments to the plans; (iv) the filing of a shelf registration statement covering resales of the Notes and the shares of common stock to be delivered upon conversion of the Notes pursuant to the Registration Rights Agreement; (v) the filing of any registration statement on Form S-8 to register shares of common stock reserved for issuance under the Company's existing employee benefit plans, including any amendments to those plans or (vi) during the last 45 days of the Lock-up Period, the issuance of shares of common stock which the Company may issue or agree to issue in connection with the acquisition of one or more businesses, products or technologies (whether by means of merger, stock purchase or asset purchase), provided that such shares of common stock are subject to restrictions substantially similar to those set forth above.

            (g) The Company will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

            (h) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, neither the Company nor any of its affiliates has taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in the unlawful manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company will not distribute any offering material in connection with the initial Exempt Resales.

            (i) The Company will use its reasonable efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages (PORTAL) Market(SM) (the "PORTAL Market(SM)") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating listing on the PORTAL Market(SM) and to permit the Notes to be eligible for clearance and settlement through DTC.

            (j) During the period of two years after the Closing Date, the Company will not, and will us its reasonable efforts to not permit any of its "affiliates" (as defined in Rule 144 under the Act), to, resell any of the Notes that constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

            (k) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the initial resale by the Initial Purchasers to the Eligible Purchasers of the Notes.

            (l) The Company agrees to comply with all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

            (m) The Company will take such steps as shall be necessary to ensure that the Company does not become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended.

            (n) The Company will do and perform all things reasonably required to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Notes.

      6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company agrees, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company's accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers' counsel incurred in connection therewith); (ii) the issuance and delivery by the Company of the Notes and any taxes payable in connection therewith; (iii) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers' counsel relating to such registration or qualification); (iv) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the initial Exempt Resales; (v) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof, but not including legal fees and expenses of the Initial Purchasers' counsel incurred in connection therewith); (vi) the application for quotation of the Notes in the PORTAL Market(SM) (including all disbursements and listing fees); (vii) the approval of the Notes by DTC for "book-entry" transfer (including fees and expenses of the Company's counsel, but not including legal fees and expenses of the Initial Purchasers' counsel incurred in connection therewith); (viii) the rating of the Notes, if any; (ix) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Notes; and (x) the performance by the Company of its other obligations under this Agreement.

      7. Conditions to Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of Davis Polk & Wardwell, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Registration Rights Agreement, the Indenture and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) Wilson Sonsini Goodrich & Rosati, Professional Corporation, shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, substantially in the form of Exhibit B-1 hereto.

            (d) The Company shall have furnished to the Initial Purchasers the opinion of the General Counsel of the Company, addressed to the Initial Purchasers and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit B-2 hereto.

            (e) De Brauw Blackstone Westbroek N.V. shall have furnished to the Initial Purchasers its written opinion, as foreign counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, substantially in the form of Exhibit B-3 hereto.

            (f) The Initial Purchasers shall have received from Davis Polk & Wardwell, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

            (g) At the time of execution of this Agreement, the Initial Purchasers shall have received from Ernst & Young LLP a letter, in form and substance reasonably satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are registered accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of

Regulation S-X of the Commission and (ii) stating, as of February 11, 2005, the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

            (h) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there shall not have been any material and adverse change in the stockholders' equity (other than upon exercise of outstanding stock options) or significant increase in long-term debt (except resulting from the issuance of the Notes) of the Company or any of its subsidiaries or material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

            (i) The Company shall have furnished or caused to be furnished to the Initial Purchasers on the Closing Date certificates of officers of the Company reasonably satisfactory to the Initial Purchasers as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed by it at or prior to the Closing Date and as to such other matters as Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated may reasonably request.

            (j) The Notes shall have been listed on the PORTAL Market(SM).

            (k) The Company shall have executed and delivered the Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company.

            (l) The Company and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Trustee.

            (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, has been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a material disruption in securities settlement, payment or clearance services in the United States; (iii) a banking moratorium has been declared by Federal or state authorities; (iv) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity, crisis or emergency if, in the judgment of the Initial Purchasers, the effect of any such attack, outbreak, escalation, act, declaration, calamity, crisis or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Notes; or (v) the occurrence of any other calamity, crisis (including without limitation as a result of terrorist activities), or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with offering or delivery of the Notes being delivered on the Closing Date or that, in the judgment of the Initial Purchasers, would materially and adversely affect the financial markets or the markets for the Notes and other debt securities.

            (n) The Company shall have obtained and delivered to the Initial Purchasers executed copies of an agreement from each executive officer and director of the Company listed on Schedule II hereto substantially to the effect set forth in Schedule III hereto.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

      8. Indemnification and Contribution.

            (a) The Company hereby agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or
(C) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or Offering Memorandum, or in any such amendment or supplement thereto, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Initial Purchasers by or on behalf of any Initial Purchaser specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of that Initial Purchaser.

            (b) Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this

Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers and those directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative monetary benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative monetary benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative monetary benefits received by the Company, on the one hand, and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes initially purchased by it were offered to the Eligible Purchasers exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

            (e) The Initial Purchasers severally confirm and the Company acknowledges that the statements with respect to the offering of the Notes by the Initial Purchasers set forth in the third and thirteenth paragraphs of the section entitled "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

      9. Defaulting Initial Purchasers. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Notes that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions that the number of Notes set opposite the name of each remaining non-defaulting Initial Purchaser in Schedule I hereto bears to the total number of Notes set opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule I hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Notes on the Closing Date if the total number of Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the total number of Notes to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the number of Notes that it agreed to purchase on the Closing Date pursuant to the terms of
Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other Initial Purchasers satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Closing Date. If the remaining Initial Purchasers or other Initial Purchasers satisfactory to the Initial Purchasers do not elect to purchase the Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11.

      Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, either the remaining Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement.

      10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(h), (j) and (n) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

      11. Reimbursement of Initial Purchasers' Expenses. If the Company fails to tender the Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement required to be performed by it, or because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to
Section 9 by reason of the default of one or more Initial Purchasers or the Initial Purchasers' determination that events described in Sections 7(m)(iv) or 7(m)(v) have occurred, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

      12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Initial Purchasers, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention:
Syndicate Department (Fax: (646) 497-4815), with a copy to Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, California 94025, Attention: Alan F. Denenberg (Fax: 650-752-2111), and with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022, Fax:
(212) 520-0421;

            (b) if to the Company, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Sybase, Inc., One Sybase Drive, Dublin, CA 94568, Attention: Chief Financial Officer (Fax: (925) 236-7331), with a copy to Wilson Sonsini

Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Attention: Ann Yvonne Walker (Fax: 650-493-6811);

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex, overnight courier to Lehman Brothers Inc., which address will be supplied to any other party hereto by Lehman Brothers Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if sent by facsimile transmission; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

      13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of directors of the Initial Purchasers, officers of the Initial Purchasers and any person or persons controlling any Initial Purchaser within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

      14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

      15. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

      16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

      17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

      18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

       Very truly yours,

       SYBASE, INC.

       By /s/ DANIEL R. CARL
          -----------------------------------------
          Name:  Daniel R. Carl
          Title: Vice President, General Counsel
                 and Secretary

Accepted:

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED

By LEHMAN BROTHERS INC.

By /s/ CHRIS GAERTNER
   --------------------------------------------------
   Name:  Chris Gaertner
   Title: Managing Director

By MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED

By /s/ STEPHEN R. MILLER JR.
   --------------------------------------------------
   Name:  Stephen R. Miller Jr.
   Title: Managing Director

                                   SCHEDULE I

                                                                         PRINCIPAL
                                                                         AMOUNT OF
                                                                           NOTES
                                                                           TO BE
                     INITIAL PURCHASERS                                  PURCHASED
                     ------------------                                  ---------
Lehman Brothers Inc................................................    $200,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated.................    $200,000,000
                                                                       ------------
    Total..........................................................    $400,000,000
                                                                       ============

                                   SCHEDULE II

            OFFICERS AND DIRECTORS TO BE SUBJECT TO LOCK-UP AGREEMENT

John S. Chen(1)
Thomas Volk(4)
Steven M. Capelli(3)
Marty Beard(1)
Daniel R. Carl(1)
Jeff Ross(1)
Richard J. Moore(1)
Raj Nathan(2)
Terry Stepien(1)
Pieter Van der Vorst(1)
Nita C. White-Ivy(1)
Richard C. Alberding(1)
Cecilia Claudio(1)
L. William Krause(1)
Alan B. Salisbury(1)
Jack E. Sum(1)
Robert P. Wayman(1)
Linda K. Yates(1)

(1)   Subject to Form A of Lock-Up Letter Agreement set forth in Schedule III

(2)   Subject to Form B of Lock-Up Letter Agreement set forth in Schedule III

(3)   Subject to Form C of Lock-Up Letter Agreement set forth in Schedule III

(4)   Subject to Form D of Lock-Up Letter Agreement set forth in Schedule III

                                  SCHEDULE III

                        FORM OF LOCK-UP LETTER AGREEMENT

                            LOCK-UP LETTER AGREEMENT
                                    (FORM A)

Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o Lehman Brothers Inc.
155 Linfield Drive
Menlo Park, California 94025

Dear Ladies and Gentlemen:

      The undersigned understands that you propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") providing for the purchase by you (the "INITIAL PURCHASERS") of 1.75% Convertible Subordinated Notes due 2025 (the "NOTES") of Sybase, Inc., a Delaware corporation (the "Company") which are convertible into fully paid, nonassessable shares of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), and that the Initial Purchasers propose to reoffer the Notes to certain qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "OFFERING").

      In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Initial Purchasers, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering.

      The foregoing restrictions shall not apply to the sale by the undersigned of shares of Common Stock acquired in open market transactions after the date hereof or pursuant to a plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in effect as of the date hereof.

                                    S-III-1

      In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

      The undersigned understands that the Company and the Initial Purchasers will proceed with the Offering in reliance on this Lock-Up Letter Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

      It is understood that the undersigned will be released from its obligations under this Lock-Up Letter Agreement if the Company notifies the undersigned that it does not intend to proceed with the Offering, if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, or if the Offering Date shall not have occurred by April 15, 2005.

      This Lock Up Letter Agreement shall be governed by, and construed in accordance with, the laws of New York.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                                 Very truly yours,

                                                 _______________________________

                                                 Name:
                                                 Title:

Dated: February __, 2005

                                    S-III-2

                            LOCK-UP LETTER AGREEMENT
                                    (FORM B)

Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o Lehman Brothers Inc.
155 Linfield Drive
Menlo Park, California 94025

Dear Ladies and Gentlemen:

      The undersigned understands that you propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") providing for the purchase by you (the "INITIAL PURCHASERS") of 1.75% Convertible Subordinated Notes due 2025 (the "NOTES") of Sybase, Inc., a Delaware corporation (the "Company") which are convertible into fully paid, nonassessable shares of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), and that the Initial Purchasers propose to reoffer the Notes to certain qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "OFFERING").

      In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Initial Purchasers, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering.

      The foregoing restrictions shall not apply to the sale by the undersigned of shares of Common Stock acquired in open market transactions after the date hereof or pursuant to a plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in effect as of the date hereof. In addition, the foregoing restrictions shall not apply to the establishment by the undersigned of a plan under Rule 10b5-1 under the Exchange Act after the date hereof, provided that the plan includes instructions that no more than ______ shares of Common Stock shall be sold pursuant to such plan prior to the end of the Lock-Up Period.

                                    S-III-3

      In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

      The undersigned understands that the Company and the Initial Purchasers will proceed with the Offering in reliance on this Lock-Up Letter Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

      It is understood that the undersigned will be released from its obligations under this Lock-Up Letter Agreement if the Company notifies the undersigned that it does not intend to proceed with the Offering, if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, or if the Offering Date shall not have occurred by April 15, 2005.

      This Lock Up Letter Agreement shall be governed by, and construed in accordance with, the laws of New York.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                              Very truly yours,

                                              _________________________________

                                              Name:
                                              Title:

Dated: February __, 2005

                                    S-III-4

                            LOCK-UP LETTER AGREEMENT
                                    (FORM C)

Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o Lehman Brothers Inc.
155 Linfield Drive
Menlo Park, California 94025

Dear Ladies and Gentlemen:

      The undersigned understands that you propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") providing for the purchase by you (the "INITIAL PURCHASERS") of 1.75% Convertible Subordinated Notes due 2025 (the "NOTES") of Sybase, Inc., a Delaware corporation (the "Company") which are convertible into fully paid, nonassessable shares of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), and that the Initial Purchasers propose to reoffer the Notes to certain qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "OFFERING").

      In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Initial Purchasers, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering (the "Lock-Up Period").

      The foregoing restrictions shall not apply to the sale by the undersigned of shares of Common Stock acquired in open market transactions after the date hereof or pursuant to a plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in effect as of the date hereof. In addition, the foregoing restrictions shall not apply to the establishment by the undersigned of a plan under Rule 10b5-1 under the Exchange Act after the date hereof, provided that the plan includes instructions that no shares of Common Stock shall be sold pursuant to such plan prior to the end of the Lock-Up Period.

                                    S-III-5

      In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

      The undersigned understands that the Company and the Initial Purchasers will proceed with the Offering in reliance on this Lock-Up Letter Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

      It is understood that the undersigned will be released from its obligations under this Lock-Up Letter Agreement if the Company notifies the undersigned that it does not intend to proceed with the Offering, if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, or if the Offering Date shall not have occurred by April 15, 2005.

      This Lock Up Letter Agreement shall be governed by, and construed in accordance with, the laws of New York.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                             Very truly yours,

                                             _________________________________

                                             Name:
                                             Title:

Dated: February __, 2005

                                     S-III-6

                            LOCK-UP LETTER AGREEMENT
                                    (FORM D)

Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o Lehman Brothers Inc.
155 Linfield Drive
Menlo Park, California 94025

Dear Ladies and Gentlemen:

      The undersigned understands that you propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") providing for the purchase by you (the "INITIAL PURCHASERS") of 1.75% Convertible Subordinated Notes due 2025 (the "NOTES") of Sybase, Inc., a Delaware corporation (the "Company") which are convertible into fully paid, nonassessable shares of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), and that the Initial Purchasers propose to reoffer the Notes to certain qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "OFFERING").

      In consideration of the execution of the Purchase Agreement by the Initial Purchasers, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Initial Purchasers, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering (the "Lock-Up Period").

      The foregoing restrictions shall not apply to the sale by the undersigned of shares of Common Stock acquired in open market transactions after the date hereof or pursuant to a plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended ( the "Exchange Act"), in effect as of the date hereof. In addition, the foregoing restrictions shall not apply to the establishment by the undersigned of a plan under Rule 10b5-1 under the Exchange Act in the form attached as Exhibit A hereto after the date hereof.

                                    S-III-7

      In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

      The undersigned understands that the Company and the Initial Purchasers will proceed with the Offering in reliance on this Lock-Up Letter Agreement. Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

      It is understood that the undersigned will be released from its obligations under this Lock-Up Letter Agreement if the Company notifies the undersigned that it does not intend to proceed with the Offering, if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, or if the Offering Date shall not have occurred by April 15, 2005.

      This Lock Up Letter Agreement shall be governed by, and construed in accordance with, the laws of New York.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                             Very truly yours,

                                             _________________________________

                                             Name:
                                             Title:

Dated:  February ___, 2005

                                    S-III-8

                                                                       EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                     EXHIBIT B-1

                         FORM OF COMPANY COUNSEL OPINION

      Wilson Sonsini Goodrich & Rosati, Professional Corporation, shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, to the effect that:

i. Each of the Company and iAnywhere Solutions, Inc. has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

ii. The shares of Common Stock initially issuable upon conversion of the Notes being delivered on the date hereof (the "Conversion Shares") have been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the provisions of the Notes and the Indenture, will be duly and validly issued and fully paid and non-assessable.

iii. The Company is duly qualified to do business as a foreign corporation in good standing in the States of California, Colorado, Massachusetts, Maryland, New Jersey and New York, and iAnywhere Solutions, Inc. is duly qualified to do business as a foreign corporation in the States of California and Georgia.

iv. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

v. The Notes being issued on the date hereof have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided for in the Indenture and issued and delivered to the Initial Purchasers against payment of the purchase price therefor specified in the Purchase Agreement in accordance with the terms of the Purchase Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

vi. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

vii. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

viii. The issuance and sale of the Notes being delivered on the date hereof and the execution, delivery and performance of the Indenture, the Notes, the Purchase Agreement, and the Registration Rights Agreement and the consummation of the transactions therein contemplated did not conflict with or did not result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default under, any Reviewed Agreement listed on Exhibit A appended

                                     B-1-1
      to such counsel's opinion, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws or of the provisions of the Certificate of Incorporation or the Bylaws of iAnywhere Solutions, Inc. or any U.S. federal or California state statute, any rule or any order or regulation known to us of any U.S. federal or California or Delaware (under the DGCL) state court or governmental agency or body having jurisdiction over the Company or any of its properties.

ix. No consent, approval, authorization, order of, registration or qualification of or with any U.S. federal or California or Delaware (under the DGCL) state court or governmental agency or body is required for the issue and sale of the Notes or the execution, delivery of and consummation by the Company of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement or the Indenture, except (i) the registration under the Act of the Notes and the Conversion Shares as contemplated by the Registration Rights Agreement and the qualification of the Indenture under the Trust Indenture Act, (ii) as otherwise contemplated by the Operative Documents and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state Notes or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and the issuance of the Conversion Shares.

x. The statements set forth in the Offering Memorandum under the captions "Description of Notes," "Description of Capital Stock" and "Plan of Distribution," insofar as they purport to constitute a summary of the terms of the Notes, the capital stock of the Company or legal matters or provisions of the Operative Documents, or the Certification of Incorporation or the Bylaws, fairly summarize, in all material respects, such terms.

xi. The statements set forth in the Offering Memorandum under the caption "U.S. Federal Income Tax Considerations," insofar as they purport to describe provisions of the United States federal tax laws referred to therein, fairly summarize, in all material respects, such laws.

xii. The Company is not an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

xiii. No registration of the Notes under the Act is required for the sale of the Notes by Company to the Initial Purchasers pursuant to the Purchase Agreement or for the initial resale of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum (it being understood that no opinion is expressed as to any subsequent resale of the Notes or the shares of Common Stock issuable upon conversion of the Notes).

xiv. The Company has full corporate power and authority to authorize, issue and sell the Notes as contemplated by the Purchase Agreement.

                                     B-1-2

            In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of California and New York (with respect to validity and binding effect) and the General Corporation Law of the State of Delaware.

            Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the Closing Date, to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the independent accountants of the Company, counsel for the Initial Purchasers and the Initial Purchasers at which the Preliminary Offering Memorandum, the Offering Memorandum and related matters were discussed and, although (except as set forth in paragraphs (x) and (xi) above) such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the Preliminary Offering Memorandum, the Offering Memorandum or the statements contained therein and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have caused it to believe that the Offering Memorandum (except the financial statements and the notes thereto and financial statement schedules and other information of an accounting or financial nature either included therein or omitted therefrom, as to which such counsel need express no view) as of its date and such Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                     B-1-3

                                                                     EXHIBIT B-2

                     FORM OF COMPANY GENERAL COUNSEL OPINION

i. To the knowledge of such counsel and other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would be reasonably likely to have a material adverse effect on the business, financial condition, earnings or properties of the Company and its subsidiaries, taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Operative Documents;

ii. The shares of common stock issuable upon conversion of the Notes are free of preemptive rights under any agreement known to such counsel;

iii. None of the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the issuance and sale of the Notes, the issuance of the shares of common stock upon conversion of the Notes or the consummation of any other of the transactions contemplated hereby and thereby will conflict with, result in a breach or violation of any of the terms or provisions of, or constitute a default under any material indenture or other material agreement or instrument to which the Company or its subsidiaries is a party or bound, except such conflicts, breaches, violations or defaults as would not have a material adverse effect on the Company's ability to perform its obligations under this Agreement and the other Operative Documents or to consummate the transactions contemplated hereby and thereby;

iv. The documents incorporated by reference in the Offering Memorandum (other than the financial statements and notes thereto and financial statement schedules and other information of an accounting or financial nature either included therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

v. The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                                     B-2-1

      In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware.

      Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated such Delivery Date, in form and substance satisfactory to the Initial Purchasers, to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the independent accountants of the Company, counsel for the Initial Purchasers and the Initial Purchasers at which the Preliminary Offering Memorandum, the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the Preliminary Offering Memorandum, the Offering Memorandum or the statements contained therein and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have caused him to believe that the Offering Memorandum (except the financial statements and the notes thereto and financial statement schedules and other information of an accounting or financial nature either included therein or omitted therefrom, as to which such counsel need express no view) as of its date and such Delivery Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                     B-2-2

                                                                     EXHIBIT B-3
                         FORM OF FOREIGN COUNSEL OPINION

      De Brauw Blackstone Westbroek N.V., shall have furnished to the Initial Purchasers its written opinion, as foreign counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, to the effect that:

      i. Sybase Europe B.V. has been incorporated and is existing as a private company with limited liability under Dutch law.

      ii. Sybase Europe B.V. has the corporate power and authority to conduct any business (including the owning, leasing and operating of its properties) which (i) falls within the objects clause in its articles of association (which objects clause shall be reiterated in such counsel's opinion) and (ii) is in its corporate interest.

      iii. According to the Shareholders Register, (i) the Company has a total issued share capital of _______, (ii) the issued share capital is comprising of ____ shares with a par value of ______ each, (iii) all such shares are fully paid up and (iv) Sybase, Inc. is the sole shareholder of the Company.

                                     B-3-1